UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21980

Alpine Total Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”)  control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

2

Alpine

Total Dynamic Dividend Fund

Semi-Annual Report 2008

April 30, 2008

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

TABLE OF CONTENTS

Alpine View	1

Manager Commentary	3

Schedule of Portfolio Investments	9

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Additional Information	20

ALPINE VIEW April 30, 2008 (Unaudited)

Dear Investor:

The financial crisis which began unfolding last year has moderated somewhat over the six months ending April 30, 2008. The turning point was the Federal Reserve intervention in JPMorgan’s absorption of Bear Stearns on March 17. However, in its place broad economic concerns have spread, exacerbated by rapid rises of the cost of food and fuel. The American Presidential election cycle is now well underway, which in our opinion contributes not only uncertainty over the direction of future economic policies, but also a greater probability that additional government sponsored initiatives to stabilize the economy will not be forthcoming for the balance of the calendar year. Inflation, deflation and stagflation are features of a marketplace where the trends are myriad and weak.

The credit crisis which had engulfed the markets since last July was not a result of subprime loans, although they proved to be the stick which broke the proverbial camel’s back. We believe the culprit was the methods employed by Wall Street to package and sell a broad array of investible financial assets in a securitized format. We feel that the rating agencies’ models were deficient and permitted investment banks to ‘game the system’ creating excessively high proportions of AAA rated securities. The resultant lack of credibility which has descended upon once venerated investment rating companies, such as S&P, Moody’s and Fitch, appears to have virtually immobilized not only investment banking but also many bond trading functions which are critical to corporate and municipal activity. Over time, ‘the Street’ will hopefully create a new regime in which investment cash flows are more transparent, the structures simpler, and the cost of capital somewhat higher. We feel the credit delivery system is broken. The net result is that a significant portion of financial liquidity has been removed from the marketplace for the foreseeable future. This withdrawal of liquidity, combined with forced deleveraging of many financial service companies and banks, has made mortgage and corporate debt more expensive. It appears it is having the greatest effect in the U.S. where complex securitizations were a dominant feature of the capital markets and to a lesser degree in the U.K. and Australia.

Even though consumer confidence in the U.S. is approaching historic low levels not seen since 1981(!), economic data remains mixed. The cost of living has been dramatically impacted by rising food and fuel costs which are continuing to ripple throughout the global economy. Unemployment has remained reasonably stable in most countries until the month of May; however, it is a lagging indicator, which could be affected by a weakening business climate. While incomes have remained reasonably stable and the level of consumer expenditures has also shown surprising sustainability, we suspect that falling employment levels and inflating prices could seriously squeeze households in both the U.S. and U.K. The impact of potentially declining consumption could further exacerbate the outlook for retail sales, which in turn may exacerbate the outlook for jobs and ultimately economic growth

The traditional home sales season this spring in the U.S. is amongst the worst in recent memory and new home sales are currently running at levels not seen since 1991. Even though builders have managed to control the size of their inventories of homes for sale, it appears it is having no impact on the rising backlog of existing homes on the market. It should be noted that the owners of many of these homes for sale will not sell below a certain price unless they are forced to do so, either as a result of relocation or personal financial pressures. Thus, the actual downward pressure on home prices comes primarily from homes which have been foreclosed upon and are currently vacant, as opposed to new homes coming on to the market or existing homes where the owner/occupier seeks to relocate or buy another home.

Despite the negative economic backdrop, corporate earnings during the first quarter showed solid growth with the exception of the financial services sector. While the government’s economic stimulus program providing $100 billion worth of rebates will come through during the second and third quarters, perhaps less than 40% of these funds will be reinserted into the economy, as many recipients either save or pay down previously established debt. Similarly, the continued benefit from low interest rates should start to benefit the economy now that risk premiums have improved and moderated somewhat. That said, credit conditions are somewhat tighter with loan to value ratios and debt coverage ratios returning to historic levels. On the other hand, government sponsored entities such as Fannie Mae and Freddie Mac have been permitted to raise the size of mortgages they can make, perhaps up to $625,000, so the trend of conforming fixed rate mortgages, once again the most established form of consumer debt, should continue.

While the Federal Reserve has done much to ameliorate the credit crisis, preventing a potential banking crisis and providing considerable liquidity for the credit markets, the Fed may not have many alternatives without effective government leadership. The global implications of a potential protracted downturn in the U.S. would have been far reaching 10 years ago. Today, however, the breadth of the global economy has created a more diverse array of users and producers of goods and services. While the U.S. represents roughly 4.6% of the world’s population, we still constitute 24% of Gross Domestic Product (GDP). Europe is virtually identical in both population and GDP contribution, thus, the balance of 53% of global GDP is produced by 91% of the population. As disproportionate as these comparative statistics are today, they are in fact less so than a decade ago. This reflects significant economic growth which has underpinned the so called “BRIC” countries (Brazil, Russia, India, China), in which 11% of global GDP is produced by 42% of the world’s population. As demographic drivers of demand such as population growth, expanding middle classes, increased mobility and leisure travel continue to expand, so does the rate of domestic consumption. These countries are no longer models of how cheap labor fuels an export machine. Rather, they are continuing the transition from agrarian self-sufficiency to urban production which has entered a phase where enhanced productivity, sophistication, and internal focus are becoming more important. In a similar fashion, government monetary authorities as well as capital markets have become more sophisticated and more effective in regulating economic activity. The net result is that these economies are beginning to decouple from the U.S., Europe and Japan, and thus are somewhat less dependent upon them for growth. This trend should continue at a pace that reflects the growth disparity between countries over the next generation. If one assumes that the BRIC countries continue to grow at 6% per annum while Europe and the U.S. grow at 2%, then the respective GDP contribution will equal in nineteen years!

Despite this rather sober outlook, it has been Alpine’s experience that the greatest opportunities are derived from challenging investment environments. We believe there are pockets of growth as well as compelling valuations throughout the global capital markets. There also exists considerable risk. Our managers must approach the portfolio as a continuum of future potential outcomes and prepare multiple strategies to best protect and exploit the broad range of these outcomes. We hope this semi-annual report is helpful for you in understanding recent events and the manner in which we adapt to the investment challenges of today, and seek opportunities for tomorrow. This is Alpine’s approach to managing not only your investment dollars, but our personal investments in the funds we run.

Sincerely,

Samuel A. Lieber

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

MANAGER COMMENTARY April 30, 2008 (Unaudited)

The Alpine Total Dynamic Dividend Fund (AOD) completed a difficult first full calendar year of operation by achieving its objective of distributing an attractive dividend income, but falling short of our objective of strong capital appreciation and total return. AOD has been operating in a period of extreme volatility and declines in global equity markets since shortly after its inception, which has resulted in a challenging investment environment. The Fund’s primary objective, as stated during its initial public offering on the NYSE on January 26, 2007, is high current dividend income that is not restricted to tax-qualified dividend distributions, while also focusing on long-term growth of capital. In addition, our goal is to provide global diversification and flexibility, with no limitations on the percentage of holdings that can be in either international or domestic U.S. companies.

AOD offers an attractive dividend yield and total return potential, which is reflected in its trading at a premium to NAV

AOD declared its first dividend payment of $0.18 per share per month or $2.16 per share annualized on February 15, 2007. This represented an annualized dividend yield of 10.80% on the IPO price of $20 and a 12.78% current dividend yield based on the closing price of AOD on April 30, 2008 of $16.90. In addition, AOD distributed a special year end dividend payment of $0.54 per share on December 24, 2007. In fiscal 2007, 94.7% of the dividends paid in AOD were estimated to be qualified for the reduced Federal income tax rate. The regular $0.18 per month dividend has been declared through August 2008 and management is confident of the availability and visibility of future attractive dividend payouts.

AOD began trading on January 26, 2007 at a price of $20 per share and closed on April 30, 2008 at $16.90, resulting in a small annualized total return of 0.16% including the reinvestment of dividend distributions that totaled $3.06 from March 2007 through April 2008. This performance is in line with the slight increase in the S&P 500 Index of 0.14% during that same time period. AOD’s net asset value (“NAV”) at inception was $19.06 per share and closed on April 30, 2008 at $15.56, representing an annualized de- cline of 2.59% including dividend reinvestment.

For the six months ended April 30, 2008, AOD’s market price per share declined by 6.37% including dividend reinvestment which compares favorably to a 9.64% decline in the S&P 500 Index for the same time period. However, AOD’s NAV fell more in line with its large European weighting for the first half of fiscal 2008, declining by 15.20%. AOD has been heavily weighted in the equity securities of companies located in Europe (56.4% of net assets) where we have and continue to see very attractive dividend and earnings growth opportunities. However, European equity markets have been some of the hardest hit on concerns that Europe would follow a US economic slowdown. For example, the Dow Jones STOXX Index, which is a broad representation of 600 companies in the European region, has declined by 27.6.% from its high in mid-July 2007 through its low on March 17, 2008 versus a 20.25% decline for the S&P 500 Index from its high in mid-October 2007 through its low on March 17, 2008.

AOD’s price of $16.90 on April 30, 2008 represented an 8.6% premium to its closing NAV of $15.56. Since inception, AOD has traded at an average premium of 4.5% above its NAV, reflecting its strong dividend yield and total return potential.

In addition, AOD is different from many other closed-end funds in that it does not utilize covered calls or managed distributions to achieve its objectives. All of AOD’s dividend income is earned income, with the majority qualified for the reduced Federal tax rates. Management does, however, have the flexibility to leverage up to 33% of the Fund’s value if we believe there are extraordinary opportunities for either dividend capture or capital appreciation. However, on an on- going basis we do not expect to use a meaningful amount of leverage as reflected in our current 5% cash position.

International equity markets have been challenging, but we have found dividend yields that are much higher than the S&P 500 yield plus attractive growth opportunities

The global equity markets have been roiled over the past six months by a severe credit crisis that was spurned by the collapse of the U.S. residential housing market. While AOD did not have any direct exposure to the subprime mortgage industry that was the genesis of the credit problems, we did have investments in diversified global financial institutions and other non-financial businesses that relied on open credit markets to support growth and acquisitions. It is these businesses that have taken a substantial hit to their equity values, and we have been reducing our investments in these areas.

Global equity markets have also been hit by a surge in commodity and energy costs which have negatively impacted corporate margins and have raised fears of global inflation, higher interest rates, and subsequently a slowdown in economic activity. We continue to be bullish on commodity and energy stocks based on supply constraints and increasing worldwide demand and have added to our positions in the equities in these sectors. However, AOD was hit by a sell off in the global industrial stocks on the fears of an impending economic slowdown. We have steadily repositioned the portfolio to where we see the best opportunities and right now that is more toward hard assets versus financial assets. For example, we have taken the Fund’s energy sector expo-sure up from 9.3% on October 31, 2007 to 13.9% on April 30, 2008. We have also added to the Fund’s more defensive positions in consumer staples and telecom while decreasing our exposure to consumer discretionary.

Also impacting the performance of AOD relative to the S&P 500 and our equity income peers has been our relatively large exposure to overseas markets, which have significantly underperformed the U.S. over the past six months. As of April 30, 2008, AOD had invested 66.3% of the market value of its portfolio in international companies and 28.5% of its value in domestic US corporations, with the remaining 5.2% in cash and short term equivalents.

We have found attractive growth opportunities and significantly larger dividend payouts overseas than we see in the U.S. However, the US has been one of the best performing major equity markets over the past six months largely due to the aggressive rate cuts by our Fed versus many other countries facing raising rates and the concern that a US slowdown will drag down the global economy.

AOD is currently invested in equities based in 24 different countries, the majority of which would be considered mature countries. However we do have a small exposure to some emerging market economies and we continue to look for interesting dividend and capital appreciation opportunities in countries like Brazil, Mexico, and Russia. Following the United States, our current top countries are Sweden, Italy, Germany, Norway, and Finland. The average dividend yield for the major indices in these five countries is currently 4.48% which is more than double the yield on the S&P 500 Index of 2.2%.

We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. We have recently lowered our European exposure and continue to look for attractive value opportunities in the U.S., Latin America, and Asia, However, Europe continues to be our single largest region of investment as the businesses and dividend potential of many of our companies remains robust from growth in Asia and emerging markets. However, we are continuously doing our homework and if there is a heightened outlook for an economic slowdown in Europe, we have the flexibility in AOD to move our investments to where we see the greatest combination of value, growth, and dividends. For now, the market appears to have oversold some great companies and we will ride out the near term turbulence and take a long term view.

Our international holdings have been positively impacted by the decline in the U.S. dollar, particularly against the Euro, which declined in first half fiscal 2008 by 7.8% to 1.5622 on April 30, 2008 from 1.4488 on October 31, 2007. However, the dollar has begun to strengthen since the end of April. AOD currently does not utilize any currency hedges, so daily movements in the dollar can cause short term volatility in the NAV. While there may continue to be some short term risk of the dollar rising, we continually monitor the longer term outlook for the dollar and if we do see a sustained period of strengthening, we would look to invest in some currency hedges purely to counter the translation risk and not for speculation.

AOD’s unique investment approach combines four sub-strategies: Dividend Capture, Special Dividend, Value, and Growth

We believe AOD offers a unique and balanced approach to optimizing both dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe looking for the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach. The Fund combines four research-driven investment strategies – Dividend Capture, Special Dividend, Value, and Growth –to maximize the amount of earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” and “Special Dividend Strategy” enhances the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy and special dividend strategy, where we in-vest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings either before or after the 61-day ownership period required to obtain the reduced 15% federal dividend tax rate.

Several of our top holdings as of April 30, 2008 were companies that announced special dividend payments associated with restructurings and/or excess cash, and we believe there is additional upside value to be realized following their dividend payments. For example, Tele2 AB (TEL2BSS), based in Sweden, is an operator of mobile wireless networks throughout Europe with exposure to emerging market growth in Russia. The company has committed to returning excess cash to shareholders, with AOD receiving an annual and special dividend in May 2008 of 6.6%.

In our dividend capture strategy, two of our top holdings were large European telecom providers that paid attractive annual dividends of over 7%, France Telecom (FTE FP), and Deutsche Telekom (DTE GR). These stocks have been dragged down on merger concerns and the overall European equity weakness and we significantly reduced our exposure in this sector following the receipt of our dividends.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income. We would categorize three of our top holdings in this strategy, Sampo, Anglo Irish Bank, and E.ON AG.

Sampo Oyj (SAMAS FH), based in Finland, is a comprehensive provider of insurance products in Scandinavia. Having exited its banking business at the top of the market in 2007, they are looking to opportunistically deploy their excess capital and promote consolidation in the Scandinavian financial sector. The company is forecasted for solid 10% earnings growth and provides an attractive 7.2% annual dividend yield.

Anglo Irish Bank (ANGL ID), based in Dublin, is a commercial real estate lender with exposure to the US, UK and Ireland. The stock has been hit along with all the global financials, but we see value in its best-in-class underwriting standards that should help them to survive the credit crisis with a strong market position plus its 3.1% dividend yield.

E.ON AG is Europe’s second-largest utility and one of Germany’s largest companies. Its multi-country utility assets have a business model that are leveraged to rising energy prices which should drive strong earnings growth plus its attractive 3.3% dividend yield.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our fourth strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and strong, predictable earnings streams plus a catalyst for capital appreciation and dividend increases. We would categorize four of our top ten holdings in this category; Nintendo, Pepsi, StatoilHydro, and Diamond Offshore. Each company is a leader in its industry and experiencing strong earnings and dividend growth.

Nintendo (7974 JP), based in Japan, is a strong secular growth story that is benefiting from the success of their Wii game console amongst the traditional children’s home-use video game sector as well as the untapped casual adult gamer market. The Wii has experienced very strong demand that has exceeded production capabilities which has driven strong earnings growth which should continue through 2008 with the introduction of new games and applications. In addition, Nintendo pays an attractive 4.2% dividend yield that has been growing at a 55% compound rate over the past 5 years and we would expect that growth to continue.

PepsiCo (PEP), based In New York, is a diversified beverage and snack company that is well positioned for double digit EPS growth through international expansion and the strength of its domestic portfolio of businesses. Pepsi is providing innovative new products to its portfolio and is tapping into the tastes of the emerging global consumers. Pepsi has consistently increased its dividend and recently raised its annual payout by 13.3% to $1.70 per share, providing an attractive current dividend yield of 2.6%.

StatoilHydro ASA (STL NO), based in Norway, is well positioned as an integrated oil and gas company that operates drilling rigs in the North Sea, refineries in northern Europe, and retails gasoline in Scandinavia. We believe that Statoil offers attractive valuations relative to its future earnings outlook that will benefit from rising oil prices. In addition, the company provides an annual dividend yield of about 2.2% and also has returned excess cash to shareholders as additional 2-3% special dividends in each of the past few years.

Also in the energy sector is a top holding in Diamond Offshore Drilling (DO), based in Houston, Texas. DO is one of the largest operators of mid-deepwater rigs and it is seeing strong demand for its services as oil is getting harder to find and exploration is moving further out to sea. This is resulting in substantial increases on rates for its long term contracts and the expectation of a doubling of earnings in the next two-three years, which we believe is just starting to be reflected in its current valuation. DO is generating significant free cash flows and has been returning it to shareholders as annual special dividends and has recently moved to quarterly special dividends of $1.25. We would expect the continuation of large cash returns in 2008 and 2009 as the company is committed to paying out about 80% of earnings as dividends.

Outlook for 2008: We Remain Opportunistic and Are Focused on Growth in NAV

The volatility over the past several months in global equity markets has provided challenges and opportunities. While our short term performance has been challenged, as fundamental investors we also see longer term opportunities. Particularly, within our value strategy, we are looking to take advantage of sharp declines in the equity markets to invest in still very strong companies with attractive dividend yields at more attractive valuations. While we do expect additional headline risks particularly in the financial sector for the remainder of 2008, we still believe that global economic growth will remain solid, albeit slower than in the previous several years, driven by demand from Asia and the emerging market economies. We continue to find attractive global growth companies that are committed to returning cash to shareholders.

We continue to concentrate on global secular investment themes that we believe will outperform over the long term

We remain bullish on global infrastructure and engineering companies as the rest of the world tries to catch up with the industrialized countries with regard to power plants, phones, roads, electricity, water treatment, sewage, and airports. In addition, the industrialized nations of the world have neglected their aging infrastructure and are now rebuilding and reinvesting. Some of the companies in our portfolio have been hit on concerns about rising capital costs and the need to finance these costly projects. However, while credit spreads have increased, the Fed’s actions to cut rates have offset some of this negative impact and our portfolio companies are confident in their ability to access capital markets. In addition, many of these projects are supported by governments that are long term in focus and less sensitive to short term economic swings. Some of our favorite stocks are the companies that will supply this growth for what we believe will be many years to come and at much higher prices than achieved in the past.

We also still like the long term secular story for the basic materials and energy sectors based also on constrained supply and growing global demand. For example, we like the long term secular outlook for deepwater drillers as oil is getting harder to find and exploration is moving further out to sea. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of a shorter term seasonal trading pattern. In addition, many of these companies are producing record amounts of free cash flow and we expect continued increases in regular and special dividend payouts.

We also remain overweight energy stocks as many of these companies have not reflected the recent spike in oil prices and we believe there will be upside earnings revisions. We also remain bullish on companies involved with corn, coal, and copper commodities.

We also participate in a variation on investing in commodity companies, and that is through increasing global trade. We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry. Commodities such as oil, grain, iron ore, and coal are moving longer distances than ever and with higher volumes and frequencies. These companies tend to benefit from the overall growth in the world economies regardless of the price of the underlying commodity with many committed to returning cash as large dividends.

We also favor the industrial and machinery companies that are supplying global growth and are also benefiting from aerospace and defense spending. Our favorites are companies that have the majority of their revenue generated overseas and have booked strong backlogs with visibility on this revenue for several years out. However, we have recently lowered our overall exposure to the industrial sector as we look to take profits where we have had strong growth and where there may be a risk in earnings from a slowing global economy.

While the aging demographics of many of the industrialized countries should result in great long term growth opportunities in the healthcare sectors, we remain cautious on the large pharmaceutical companies where there are legislative and generic drug risks. We prefer to look for interesting opportunities in smaller cap niche healthcare which is being stimulated by demographic trends and advances in biotechnology and where there is more limited generic risk.

While we remain positive on the outlook for sustainable global economic growth in 2008, we also believe that a slowing US economy and financial market turmoil makes it prudent to also have a meaningful exposure in the telecom, utilities and consumer staples sectors. These sectors tend to be large dividend payers and more defensive in nature. Within these groups, we continue to be selective and pick our holdings on a stock by stock basis where we see the best combination of earnings growth, valuation, and divide opportunity.

At this time, we continue to remain cautious on the financial sector, as we believe there are still more write-downs on mortgage-related assets and downward earnings revisions. In addition, we believe the need to recapitalize balance sheets and the outlook for a reduction in high margin business opportunities will continue to dampen earnings outlooks beyond more write-downs. Our strategy during the financial markets’ turmoil has been to add to the higher quality financial stocks on dips where we believe valuation has become very attractive. But overall we would not look to increase our weightings substantially until we believe that the downside risk is quantifiable and that the upside reward is meaningful.

Another sector that we remain cautious on at this time is consumer discretionary. General consumer spending is being impacted by the declining housing market and high energy prices, but this is balanced by overall employment levels which have remained resilient. And similar to the financial sector, we are consistently looking at opportunities within the global consumer sector where stocks may have been oversold and could offer long term value at current prices. If the housing and equity market volatility do spill over to the ever-resilient U.S. consumer or they start to impact employment levels, then we believe there is a higher risk of a general economic slowdown and we need to monitor this as investors could become more defensive.

In summary, in a slowing economic growth environment and financial market uncertainty, we believe investors will be drawn to high quality, internationally oriented, and potentially more defensive stocks. That should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors for investment opportunities. Positive fundamentals in many of our secular growth themes will be balanced with the risks of financial market turmoil, high oil prices, a potential economic slow-down in the U.S., and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. We believe that we will be able to continue to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2008 and beyond.

Sincerely,

Jill K. Evans & Kevin Shacknofsky

Co-Portfolio Managers

PERFORMANCE (1) As Of April 30, 2008

	Ending Value	One	Three	Six	Since
	as of 4/30/08	Month	Month	Month	Inception (2)(3)(4)
Alpine Total Dynamic Dividend Fund | NAV	$15.56	2.24%	1.49%	(15.20)%	(2.59)%
Alpine Total Dynamic Dividend Fund | Market Price	$16.90	6.15%	1.34%	(6.37)%	0.16	%(3)
S&P 500		4.87%	1.03%	(9.63)%	0.14%
Dow Jones Euro STOXX 50 Index		3.84%	5.76%	(8.29)%	8.83%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on January 26, 2007
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

PORTFOLIO DISTRIBUTIONS ❖

Top Ten Holdings ❖

Sampo Oyj.	2.7%
StatoilHydro ASA	2.5%
Tele2 AB	2.3%
Deutsche Telekom AG, Registered Shares	2.2%
Nintendo Co., Ltd	2.2%
PepsiCo, Inc.	2.2%
Diamond Offshore Drilling, Inc.	2.0%
Anglo Irish Bank Corp. PLC	1.9%
France Telecom SA	1.9%
E. ON AG	1.9%
Top 10 Holdings	21.8%

❖ As a percentage of net assets

REGIONAL ALLOCATION ❖

❖ As a percentage of net assets, excluding any short-term investments.

Top Five Countries

United States	28.5%
Sweden	10.5%
Italy	7.9%
Germany	6.1%
Norway	5.9%

NAV, MARKET PRICE, AND TOTAL RETURN [ Since Inception ]

SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2008 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (90.4%)
Australia (3.4%)
AXA Asia Pacific Holdings, Ltd.	6,700,000	$37,549,534
BHP Billiton, Ltd.	100,000	3,988,187
Boart Longyear Group	12,336,041	21,939,689
Macquarie Group, Ltd.	800,000	47,869,570
		111,346,980
Austria (0.6%)
Telekom Austria AG	800,000	19,799,197

Belgium (2.8%)
Belgacom SA	819,629	37,952,779
InBev NV	625,000	51,527,879
		89,480,658
Bermuda (0.3%)
Frontline, Ltd.	202,100	11,329,726

Brazil (0.8%)
Petroleo Brasileiro SA - ADR	200,000	24,284,000

Canada (0.8%)
Rogers Communications, Inc.	543,900	24,200,337

Denmark (1.4%)
FLSmidth & Co. AS	428,100	45,326,707

Finland (5.8%)
Metso Oyj.	786,046	34,120,948
Neste Oil Oyj.	374,300	11,367,573
Nokia Oyj.- ADR	1,500,000	45,105,000
Outokumpu Oyj.	209,935	10,047,168
Sampo Oyj.	3,091,000	87,599,972
		188,240,661
France (3.5%)
AXA SA	500,000	18,663,242
France Telecom SA	2,000,000	62,957,701
Neopost SA	221,045	23,125,111
Societe Television Francaise 1	300,000	6,380,088
Vinci SA	20,000	1,481,192
		112,607,334
Germany (6.1%)
Deutsche Lufthansa AG	350,000	9,285,168
Deutsche Post AG	483,200	15,127,586
Deutsche Telekom AG	4,000,000	72,076,574
E.ON AG	300,000	61,365,020
Fresenius Medical Care AG & Co.	751,062	40,084,473
		197,938,821
Hong Kong (0.0%)(1)
China Mobile, Ltd. - ADR	13,251	1,143,826

Ireland (2.8%)
Anglo Irish Bank Corp. PLC	4,570,000	63,009,384
C&C Group PLC	4,040,000	27,645,957
		90,655,341
Italy (7.9%)
Azimut Holding S.p.A.	1,919,000	21,094,827
Intesa Sanpaolo S.p.A.	6,000,000	44,993,208
Parmalat S.p.A.	16,494,062	56,595,883
Pirelli & C S.p.A*	4,477,956	3,670,857
Saipem S.p.A	1,000,000	44,095,373
Unipol Gruppo Finanziario S.p.A	14,436,386	47,393,941
Unipol Gruppo Finanziario S.p.A - Preference Shares	13,150,000	38,540,590
		256,384,679
Japan (3.7%)
Mitsubishi Corp.	1,500,000	48,180,026
Nintendo Co., Ltd.	131,200	72,044,237
		120,224,263
Mexico (0.1%)
America Movil SAB de C.V.- ADR	48,500	2,811,060

Norway (5.9%)
Aker Yards ASA*	630,200	8,334,062
DnB NOR ASA*	1,400,000	20,990,165
Fred Olsen Energy ASA	574,750	36,535,625
ProSafe SE	916,860	15,944,451
SeaDrill, Ltd.	926,700	28,225,013
StatoilHydro ASA	2,250,000	81,572,200
		191,601,516
Russia (2.4%)
Mobile TeleSystems OJSC - ADR	600,000	46,548,000
Vimpel-Communications OJSC - ADR	1,050,000	31,668,000
		78,216,000
Singapore (0.0%)(1)
Parkway Holdings, Ltd.	600,000	1,548,615

South Korea (0.5%)
Hanmi Semiconductor Co., Ltd.	915	7,036
Macquarie Korea Infrastructure Fund - GDR	2,629,023	17,430,422
		17,437,458

		Value
Description	Shares	(Note 1)
Spain (0.2%)
Inditex SA	100,000	$5,461,955

Sweden (10.4%)
Atlas Copco AB	1,407,000	22,678,765
Boliden AB	500,000	5,449,398
Hennes & Mauritz AB	568,225	33,788,455
JM AB	1,293,087	21,436,617
Sandvik AB	1,326,800	20,444,186
Scania AB	2,926,000	60,236,433
SKF AB	3,000,000	55,120,347
Tele2 AB	3,315,000	73,920,142
Volvo AB	2,920,000	44,627,437
		337,701,780
Switzerland (2.8%)
ABB, Ltd.	60,000	1,843,748
Credit Suisse Group	520,000	28,957,197
Nestle SA	125,000	59,957,536
		90,758,481
Turkey (0.5%)
Turkcell Iletisim Hizmet AS - ADR*	853,935	17,206,790

United Kingdom (2.1%)
European Capital, Ltd.	1,825,000	15,388,099
Man Group PLC	3,235,625	37,410,346
Reed Elsevier PLC	1	13
Southern Cross Healthcare, Ltd.	2,320,000	15,660,715
United Business Media PLC	1	11
		68,459,184
United States (25.6%)
Aircastle, Ltd.	914,200	12,780,516
Altria Group, Inc.	525,000	10,500,000
American Capital Strategies, Ltd.	675,000	21,431,250
American Electric Power Co., Inc	75,000	3,347,250
AT&T, Inc.	295,000	11,419,450
BlackRock Kelso Capital Corp.	450,000	5,539,500
Bristol-Myers Squibb Co.	125,000	2,746,250
Brookdale Senior Living, Inc.	361,900	9,474,542
Campbell Soup Co.	575,000	20,010,000
CBS Corp. - Class B	525,600	12,125,592
ConAgra Foods, Inc.	500,000	11,780,000
Diamond Offshore Drilling, Inc.	531,000	66,592,710
Eli Lilly & Co.	175,000	8,424,500
Fairpoint Communications, Inc.	5,846	53,841
Fifth Third Bancorp	75,000	1,607,250
Fortress Investment Group LLC - Class A	427,000	6,234,200
GateHouse Media, Inc.	2,575,600	13,650,680
Genco Shipping & Trading, Ltd.	512,500	34,670,625
Guaranty Financial Group*	755,500	5,779,575
Hess Corp.	181,000	19,222,200
Macquarie Infrastructure Co. LLC	1,262,215	37,361,564
Marathon Oil Corp.	1,095,446	49,919,475
Mechel - ADR	2,500	364,500
Monsanto Co.	140,000	15,962,800
Overseas Shipholding Group, Inc.	148,700	11,191,162
PepsiCo, Inc.	1,040,000	71,271,201
Pfizer, Inc.	430,000	8,647,300
PG&E Corp.	200,000	8,000,000
Philip Morris International, Inc.*	525,000	26,790,750
Principal Financial Group, Inc.	650,400	34,900,464
Procter & Gamble Co.	150,000	10,057,500
The Progressive Corp.	570,000	10,368,300
Public Service Enterprise Group, Inc.	215,000	9,440,650
Raytheon Co.	550,000	35,183,500
Regal Entertainment Group	1,456,300	27,611,448
Schlumberger, Ltd.	210,000	21,115,500
Ship Finance International, Ltd.	200,000	6,064,000
Teekay Corp.	100,000	4,564,000
Temple-Inland, Inc.	1,435,597	16,753,417
Tesoro Corp.	236,014	5,933,392
Textron, Inc.	482,230	29,420,852
Time Warner, Inc.	1,800,000	26,730,000
Valero Energy Corp.	766,250	37,431,313
Verizon Communications, Inc.	285,000	10,966,800
VF Corp.	325,829	24,235,161
Waste Management, Inc.	350,000	12,635,000
		830,309,980
TOTAL COMMON STOCKS
(Identified Cost $3,053,001,393)		2,934,475,349

INVESTMENT COMPANIES (0.3%)
United States (0.3%)
PennantPark Investment Corp.	1,372,000	10,166,520

TOTAL INVESTMENT COMPANIES (Identified Cost $20,366,100)		10,166,520

MASTER LIMITED PARTNERSHIPS (0.4%)
United States (0.4%)
The Blackstone Group LP	650,000	12,135,500

TOTAL MASTER LIMITED PARTNERSHIPS (Identified Cost $16,903,925)		12,135,500

			Value
Description		Shares	(Note 1)

PARTICIPATION NOTES (0.2%)
Taiwan (0.2%)
Compal Electronics, Inc. (Loan Participation Notes issued by Macquarie Group, Ltd.), expiring 8/13/12*		2,000,000	$2,236,638
Lite-On Technology Corp. (Loan Participation Notes issued by Macquarie Group, Ltd.), expiring 3/15/13*		9,590	11,276
Powertech Technology Inc. (Loan Participation Notes issued by Macquarie Group, Ltd.), expiring 11/20/09*		500,000	2,011,659
Quanta Computer, Inc. (Loan Participation Notes issued by Macquarie Group, Ltd.), expiring 7/24/12*		2,000,000	3,330,322
Taiwan Hon Chuan Enterprise Co., Ltd. (Loan Participation Notes issued by Macquarie Group, Ltd.), expiring 7/31/12*		40,000	46,900
			7,636,795

TOTAL PARTICIPATION NOTES (Identified Cost $7,449,384)			7,636,795

RIGHTS (0.0%)(1)
Sweden (0.0%)(1)
JM AB, Rights, expiring 6/5/08 at 16.00 (Swedish Krona)*		1,293,087	1,605,878

TOTAL RIGHTS (Identified Cost $0)			1,605,878

Description	Maturity Date	Shares	Value (Note 1)

EQUITY - LINKED STRUCTURED NOTES (3.5%)
United Kingdom (1.4%)
Morgan Stanley & Co., Inc. - Reuters Group Link*	04/24/09	9,101,850	45,257,698

United States (2.1%)
Morgan Stanley & Co., Inc. - Fortress Investment Group LLC - Class A*	09/10/08	1,675,800	24,466,680

Morgan Stanley & Co., Inc. - PDL BioPharma Inc.*	04/27/09	3,250,000	43,095,000
			67,561,680

TOTAL EQUITY - LINKED STRUCTURED NOTES (Identified Cost $190,701,893)			112,819,378

	Interst		Value
Description	Rate	Shares	(Note 1)

SHORT-TERM INVESTMENTS (0.2%)
Blackrock Liquidity Fds Tempfund(2)	2.889%	3,412	$3,412
Morgan Stanley Money Market Fund(2)	5.037%	5,862,626	5,862,625
			5,866,037

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $5,866,037)			5,866,037

TOTAL INVESTMENTS (95.0%) (Identified Cost $3,294,288,732)			3,084,705,457

TOTAL OTHER ASSETS LESS LIABILITIES (5.0%)			161,170,864

NET ASSETS (100.0%)			$3,245,876,321

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets.
(2)

Investments in other funds are calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940. The interest rate shown represents the rate at April 30, 2008.

See Notes to Financial Statements.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR - Global Depositary Receipt.

Inc. - Incorporated.

LLC - Limited Liability Corp.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company.

Oyj. - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Co.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

S.p.A. - Societa` Per Azioni is an Italian shared company.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008 (Unaudited)

ASSETS

Investments, at value(1)	$3,084,705,457
Cash	72
Foreign currency, at value (Cost $72,154,377)	72,483,252
Receivable for investment securities sold	758,476,326
Receivable for capital shares purchased	7,497,726
Dividends receivable	117,105,024
Interest receivable	10,906
Unrealized appreciation of forward currency contracts	378,275
Prepaid and other assets	198,826
Total Assets	4,040,855,864

LIABILITIES

Loan payable	204,350,000
Interest on loan payable	528,465
Payable for investment securities purchased	583,008,288
Unrealized depreciation of forward currency contracts	275,988
Accrued expenses and other liabilities:
Investment advisory fees	3,232,595
Administrative fees	420,237
Offering cost	2,492,474
Trustee fees	12,465
Officer fees	24,726
Other	634,305
Total Liabilities	794,979,543

Net Assets	$3,245,876,321

NET ASSETS REPRESENTED BY

Paid-in-capital	$3,969,675,843
Undistributed net investment income	136,484,221
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(651,997,532)
Net unrealized depreciation on investments and foreign currency translations	(208,286,211)
Net Assets	$3,245,876,321
Net asset value
Net Assets	$3,245,876,321
Shares of beneficial interest issued and outstanding	208,560,800
Net asset value per share	$15.56

(1) Cost of Investments	$3,294,288,732

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2008 (Unaudited)

INCOME

Dividends*	$357,811,804
Interest	573,409
Total Income	358,385,213

EXPENSES

Interest on loan	1,535,305
Investment advisory fee	18,639,131
Administrative fee	2,423,087
Audit and tax fees	16,558
Custodian fees	635,766
Officer fees	49,726
Legal fees	49,726
Printing fees	242,890
Trustee fees	23,869
Insurance fees	24,024
NYSE fees	34,112
Miscellaneous fees	18,136
Total Expenses	23,692,330
Net Investment Income	334,692,883

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized gain/(loss) on investments:
Securities transactions	(395,144,357)
Swap contracts	1,896,139
Foreign currency transactions	(68,956,069)
Net realized loss on investments	(462,204,287)
Change in net unrealized depreciation of investments, swap contracts and foreign currency translations:
Investments	(453,574,965)
Swap contracts	(1,686,341)
Foreign currency translations	(43,001,150)
Net unrealized depreciation on investments	(498,262,456)
Net realized/unrealized loss on investments, swap contracts and foreign currency	(960,466,743)
Net Decrease in Net Assets Resulting from Operations	$(625,773,860)

* Net of foreign taxes withheld	$18,518,433

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2008 (Unaudited)	For the Period January 26, 2007 (Inception) to October 31, 2007

OPERATIONS

Net investment income	$334,692,883	$436,005,742
Net realized gain/(loss) on investments:
Securities transactions	(395,144,357)	(277,781,637)
Swap contracts	1,896,139	2,107,448
Foreign currency transactions	(68,956,069)	78,292,268
Net change in unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:
Investments	(453,574,965)	123,722,005
Swap contracts	(1,686,341)	1,980,594
Foreign currency translations	(43,001,150)	164,273,646
Net unrealized appreciation/(depreciation) of investments	(498,262,456)	289,976,245
Net increase/(decrease) in net assets resulting from operations	(625,773,860)	528,600,066

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(333,885,276)	(292,740,452)
Net decrease in net assets resulting from distributions to shareholders	(333,885,276)	(292,740,452)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of common shares, net of offering cost	—	3,356,320,000
Proceeds from underwriters’ over-allotment option common shares exercised, net of offering costs	—	491,916,371
Net asset value of common stock issued to stockholders from reinvestment of dividends	56,506,156	64,833,316
Net increase in net assets derived from capital share transactions	56,506,156	3,913,069,687
Net Increase/(Decrease) in Net Assets	(903,152,980)	4,148,929,301
Net Assets
Beginning of period	4,149,029,301	100,000
End of period*	$3,245,876,321	$4,149,029,301

* Including undistributed net investment income of:	$136,484,221	$135,676,614

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	For the Six Months Ended April 30, 2008 (Unaudited)		Period Ended October 31, 2007 (a)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$20.23		$19.10
Income/(loss) from investment operations:
Net investment income	1.61		2.14
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	(4.66)		0.46
Total from investment operations	(3.05)		2.60

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(1.62)		(1.44)
Total distributions	(1.62)		(1.44)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—		(0.03)
Total capital share transactions	—		(0.03)
Net asset value per share, end of period	$15.56		$20.23
Per share market value, end of period	$16.90		$19.90

Total return based on:
Net Asset Value	(15.20	)%(b)	14.09	%(b)
Market Value	(6.37	)%(b)	7.01	%(b)

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, the end of period (000)	$3,245,876		$4,149,029
Ratio of net expenses to average net assets	1.38	%(c)	1.25	%(c)
Ratio of net investment income to average net assets	19.49	%(c)	14.63	%(c)
Portfolio turnover rate	188	%(d)	148	%(d)

(a)	For the period from January 26, 2007 (inception of the fund) to October 31, 2007.
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(c)	Annualized.
(d)	Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund has an investment objective to invest in equity securities that provide high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to January 26, 2007 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AOD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s NAV portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security, traded on a securities exchange in the United States, is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Advisor; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements). When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices. As of April 30, 2008, none of the Fund’s securities were fair valued.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund accounts for uncertainty related to income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of April 30, 2008. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NewAccounting Pronouncements: In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

2. INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the period January 26, 2007 (inception) to October 31, 2007 was as follows:

Distributions paid from:

Ordinary Income	$292,740,452
Total	$292,740,452

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2007, the effects

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

of certain differences were reclassified. The fund decreased accumulated net investment income by $7,588,676 and decreased accumulated net realized loss by $7,588,676. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2007, the Fund had available for tax purposes unused capital loss carryovers of $164,486,518, expiring October 31, 2015.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$137,742,091
Accumulated Capital Gain/(Loss)	(164,486,518)
Unrealized Appreciation/(Depreciation)	262,604,041
Total	$235,859,614

As of April 30, 2008, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$167,554,457
Gross depreciation on investments (excess of tax cost over value)	(395,921,453)
Net unrealized depreciation	(228,366,996)
Total cost for federal income tax purposes	$3,313,072,453

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency and certain other investments.

3. CAPITAL TRANSACTIONS

	For the Six Months Ended April 30, 2008	For the Period January 26, 2007 (Inception) to October 31, 2007
Common shares outstanding - beginning of period	205,090,928	5,236
Common shares issued in connection with initial public offering	—	176,000,000
Common shares issued from underwriter’s over-allotment option exercised	—	25,795,300
Common shares issued as reinvestments of dividends	3,469,872	3,290,392
Common shares outstanding - end of period	208,560,800	205,090,928

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2008 aggregated $6,616,781,502 and $6,768,485,504, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2008.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily total assets, computed daily and payable monthly.

6. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as en unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

7. EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes. Equity- linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

8. LINE OF CREDIT

On July 11, 2007, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”, each a “Fund”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $500,000,000 for all Funds. As of April 30, 2008 there was an unused balance of $264,810,000 available to all three Funds. During the six months ended April 30, 2008, the average borrowing by Alpine Total Dynamic Dividend Fund was $94,246,794 with an average rate on borrowings of 3.03%.

9. OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

10. SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $37,540,944 or $0.18 per common share on May 30, 2008, to common shareholders of record on May 23, 2008.

The Fund paid a distribution of $37,540,944 or $0.18 per common share on June 30, 2008 to common shareholders of record on June 24, 2008.

ADDITIONAL INFORMATION April 30, 2008 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, NY 10286 1(800) 432-8224.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800) 910-1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

SHAREHOLDER MEETING

On March 14, 2008, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal: To elect Mr. Jeffrey E. Wacksman as a Trustee to the Board of Trustees until his successor has been duly elected and qualified.

For	193,084,163
Withheld	4,825,061

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC-0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (79)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	12	Trustee, Alpine Family of Funds.*

H. Guy Leibler (53)	Independent Trustee	Private Investor, since 2007, Vice Chair and Chief Operating Officer of L&L Holding Company, LLC (2007); President, Skidmore, Owings & Merrill LLP (2001-2003).	12	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (47)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	12	International Succession Planning Association; Bondi Icebergs Inc.; MH Properties, Inc.; Trustee, Alpine Family of Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (51)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since 1997. President of Alpine Trusts since 1998.	12	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (82)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Sheldon R. Flamm (60)	Treasurer/Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (43)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INVESTOR
INFORMATION	1(800) 617.7616 | www.alpinecef.com

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

TRANSFER AGENT &
CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.                  Code of Ethics.

Not applicable to semi-annual report.

Item 3.                  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.                  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.                  Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.                  Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.                  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.                  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.                  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.            Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.            Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.            Exhibits.

(a)(1)  Not applicable to semi-annual report

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2008

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2008